UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.2577
(Registrant’s telephone number, including area code)

Abigail J. Murray, Secretary
Clough Funds Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 – October 31, 2016

Item 1. Report to Stockholders.

# ANNUAL

October 31, 2016

CLOUGH CAPITAL PARTNERS L.P.

BOSTON • HONG KONG

CLOUGH FUNDS TRUST

CLOUGH GLOBAL LONG/SHORT FUND

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Performance	4
Disclosure of Fund Expenses	7
Statement of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Trustees & Officers	30
Privacy Policy	34

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2016 (Unaudited)

Dear Shareholders:

The objective of Clough Global Long/Short Fund (the “Fund”) is to provide investors with long‐term capital appreciation. The Fund invests primarily in equities and has a global mandate. Short positions are utilized to reduce the net exposure of the Fund and we expect this over time will help reduce volatility in the Fund’s returns. The Fund is invested primarily along a handful of global investment themes. These investment themes are generated on both the long and short side.

The Fund’s Institutional share class saw a decline of 8.39% net of fees including reinvested distributions for its fiscal year ended October 31, 2016. The Fund trailed the 4.51% total return posted by the S&P 500 Index and the 2.10% total return posted by the HFRI Equity Hedge Index for the same period. Reflecting upon a challenging fiscal year for the Fund, the most convenient culprit would be to point to the ongoing trend of capital flowing from active into passive strategies. Though this trend is several years in the making, it may have been exacerbated in recent months amidst headlines around “Brexit,” the onset of a Fed‐tightening cycle, and the highly contentious U.S. Presidential election. Over the last three years ended August 31, the capital markets have now ushered $250 billion out of active strategies and $1.3 trillion into passive strategies. This has provided a headwind for many of the Fund’s themes, which are predicated on fundamental research rather than the size of a company’s market capitalization, which is often the mandate for passive strategies to allocate fund flows.

While our investments in emerging markets, healthcare and global financials were the primary detractors, we believe these themes are well-positioned for 2017. The Fund’s exposure to energy, yield shortage and digital disruption contributed favorably to performance.

In aggregate, emerging market holdings detracted 3.09% from Fund returns during the fiscal year. Our holdings of Chinese equities declined in line with the domestic markets. Even before we entered the fiscal year, China’s equity markets had been under pressure over concerns about the health of the economy. Despite attempts by the government to stabilize markets by restricting selling, devaluing the renminbi, and a commitment by the China Securities Finance Corporation to outright buy certain securities, the MSCI China Index had declined 35% from April 2015 to August 2015. In late 2015, convinced that Chinese equities had reached levels we thought provided good value, we began to build a significant weighting to the region. However, the correction in Chinese equities continued into February of 2016. By the time the Chinese market stabilized, the MSCI China Index had fallen a full 44% from its April 2015 levels. We believe that today the Chinese economy represents one of the few investable growth stories globally, and we believe that the consumption tailwinds in that part of the world are substantial and long‐term in nature. We continue to identify the companies that are positioned to benefit from China’s transition from a manufacturing economy (“Old China”) into a services and consumption led economy (“New China”). The Fund in particular continues to hold positions in the brands and companies that we think will be category leaders for the next generation of Chinese consumers. Meanwhile, our short positions in Brazilian financial companies rallied against us. As the year progressed, we observed an economy and government in disarray; non‐performing loans were ramping higher, GDP continued to contract, and households and corporate debtors were borrowing to pay soaring interest expenses. Our thesis, though fundamentally correct, was undermined by a stronger currency (commencing with the oil rally in February), as well as a prevailing “less bad” sentiment, even as the political and corporate corruption scandals in the country played out very publically. Despite our view that the country would continue to endure its worst recession in decades and face political disorder, the stock market defied conventional wisdom and rallied significantly higher.
Our exposure to the healthcare sector detracted 2.56% from performance. Thematically, this part of the portfolio was designed to benefit from the capital expenditure cycle funded by government dollars flowing through the Affordable Care Act, disruptive scientific and medical innovations, and industry consolidation trends. Although we saw numerous investment opportunities as the fiscal year progressed, a very polarizing presidential election brought the healthcare sector into public view for less desirable reasons. The sector was relentlessly sold out of fear of potential regulatory action, restrictions on pricing policies, and possible negative changes to the reimbursement and health insurance landscape. Given the focus on drug prices, we believe the lack of rebate transparency will be an obvious target of inquiry for any group trying to discover the real cost of drugs to end users. We remain negative on the companies involved in drug distribution, as we are still in the early innings of the pricing debate. We believe it is just a matter of time before the focus shifts from drug manufacturers to the other pieces of the supply and payer chains that ultimately set prices at the consumer level. Our long book remains focused on companies we believe are leaders in scientific innovation, consolidation targets, and capital expenditure cycle beneficiaries.

On the positive side, our exposure to the energy sector was one of the important contributors to fund performance. The stocks had been declining since mid‐2014, but as industry fundamentals stabilized in early 2016 at depressed valuations, we were able to identify compelling long and short investments. By April of 2016, gross exposure to the energy sector was increased from virtually nothing to near 20%, and was held near that level for the duration of the fiscal year. The long energy strategy is focused on exploration and production companies with low cost reserves, while the short energy strategy is focused on deep‐water drilling, where existing commodity price levels simply don’t support additional investment. In aggregate, our energy holdings contributed 2.20% to portfolio performance.

Our “Yield Shortage” strategy also produced favorable results for the portfolio during the fiscal year, contributing 1.00% to performance. We entered the fiscal year believing that market rates were likely to remain at low levels and the acute shortage is “yield.” Yield can take many forms, including dividends, but we have constructed the portfolio around companies generating high levels of free cash flow (FCF) per share relative to their stock prices. We believe that the key to this strategy is identifying high quality—meaning durable and visible—free cash streams that are being deployed to benefit shareholders. Corporations can allocate cash flow in various ways, but principally as follows: 1) invest in a high return business, 2) pay dividends to shareholders, 3) pay down high cost debt, 4) repurchase shares or 5) pursue value‐enhancing acquisitions. With that thematic perspective, the portfolio benefited from exposure to Specialty Finance Companies, Real Estate Investment Trusts and publically‐traded Investment Managers, as the market’s pursuit of yield lifted share prices.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2016 (Unaudited)

Our “Digital Disruption” theme, which focuses on the impact of technological innovation on broadband, retailing and advertising, worked for us, contributing 0.82% to performance in aggregate. Broadband is increasingly becoming recognized as critical infrastructure with pricing power (benefiting our cable positions), and the migration of consumers online is forcing many retailers to adapt, creating both winners and losers. Similarly, advertising dollars are shifting to digital platforms, benefitting a few players disproportionately. We think the digital advertising‐platform incumbents continue to offer a compelling blend of growth and value to investors amidst this ongoing transition towards even greater digital advertising spend.

This is a critical time in the capital markets. The broader investment community is evaluating the implications of President‐elect Donald Trump in the White House with a Republican majority in both houses of Congress. His election is causing us to reevaluate each of our themes through this new perspective. It seems reasonable to assume that some of the areas of focus for the Fund in the most recent fiscal year will change. The initial lift in yields on the heels of the election results is but one indication of the market’s adjustment to potential shifts in fiscal and monetary policy. Fiscal policies around infrastructure spending have taken elevated interest, healthcare reform could result in a repeal or revision of the Affordable Care Act, we could see a repatriation of offshore cash, major tax reform appears to be on the table, and we could see new iterations of financial reform amongst the multitude of policy adjustments that are being actively considered. While capital markets tend to discount anticipated changes very quickly, often inducing head‐fakes and overreactions, we are steadfastly committed to seeking out the structural changes, the emerging profit cycles, and the “shortages” around the world that are exposed to this evolving landscape.

The market that the Fund has been exposed to since inception has been characterized by elevated macro‐volatility and a pervasive flow of funds from active strategies into passive strategies, along with some allocation and security selection missteps we have made. The Fund’s performance during this stretch has not achieved our internal expectations, but we see mounting evidence that broader indices are later cycle, and the underlying return dispersions across sectors and geographies are providing a compelling opportunity set for active managers. We think this is a backdrop where our decades of experience in the capital markets focusing on fundamental research should enable us to generate alpha for our investors. We think the structural and cyclical shifts we have alluded to will provide an array of opportunities, and we remain confident that we will be able to outperform the broader equity indices over the cycle with less volatility.
As we look forward, the thematic focus of the Fund will be on the continued growth of the emerging market consumers, particularly in China. We think valuations in the healthcare sector have been distorted by recent regulatory and political scrutiny, creating opportunities for the portfolio. We are finding winners and losers within the digital economy, specifically amongst broadband providers, advertisers, and retailers. And finally, an area of focus for the Fund which has worked nicely since the Presidential election has been in the financial sector, particularly U.S. money‐center banks. We think the recent rally in this sector is occurring from very depressed levels, and the enthusiasm for this space (in an economy with higher growth, fewer regulatory costs and a steeper yield curve) is more than justified. Bank stocks could be in the early stages of a much longer recovery.

If you have any questions about your investment, please call 1‐877‐256‐8445.

Sincerely,

Charles I. Clough, Jr.

Annual Report | October 31, 2016	3

Clough Global Long/Short Fund	Portfolio Performance

October 31, 2016 (Unaudited)

Performance (as of October 31, 2016)

	1 Month	Quarter	1 Year	Since Inception†
Class A ‐ NAV*	‐3.80%	‐1.88%	‐8.68%	‐4.07%
Class A ‐ MOP*	‐9.12%	‐7.32%	‐13.71%	‐6.99%
Class C ‐ NAV*	‐3.81%	‐1.99%	‐8.97%	‐4.49%
Class C ‐ CDSC*	‐4.77%	‐2.97%	‐9.88%	‐4.49%
Class I ‐ NAV^	‐3.69%	‐1.78%	‐8.39%	‐3.76%
S&P 500 Total Return Index(a)	‐1.82%	‐1.67%	4.51%	3.94%
HFRI Equity Hedge Index(b)	‐0.80%	1.07%	2.10%	1.26%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 425-6844 or by visiting www.cloughglobal.com.

†
Fund’s commencement date is September 30, 2015. The performance data quoted for periods prior to September 30, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by the Adviser and was reorganized into the Fund as of the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund, and has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund’s performance might have been higher or lower for a given period depending on the amount of such expenses incurred for any given period. The Predecessor Fund commenced operations on January 2, 2015.

*	Returns shown prior to 9/30/2015 are based on the returns of the Predecessor Fund adjusted to reflect 12b-1 fees and shareholder services fees, as applicable.

^	Returns shown prior to 9/30/2015 are based on the returns of the Predecessor Fund.

(a)	The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index performance does not reflect fund performance.

(b)
An index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates.

Returns of less than 1 year are cumulative.

An investor cannot invest directly in an index.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Performance & Allocation

October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. The historical performance prior to September 30, 2015 is that of the Predecessor Fund. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*
Liberty Broadband Corp. ‐ Class C	2.30%
Citigroup, Inc.	2.00%
Bank of America Corp.	2.00%
Cable One, Inc.	1.87%
Alphabet, Inc. ‐ Class C	1.86%
Blue Nile, Inc.	1.78%
Ares Capital Corp.	1.76%
Charter Communications, Inc. ‐ Class A	1.66%
IMAX Corp.	1.59%
Amazon.com, Inc.	1.23%
Top Ten Holdings	18.05%

*	Holdings are subject to change

Sector Allocation	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	19.5%	‐0.7%	18.8%
Energy	15.1%	‐5.1%	10.0%
Information Technology	11.7%	‐4.1%	7.6%
Real Estate	7.5%	0.0%	7.5%
Financials	9.9%	‐3.4%	6.5%
Telecommunication Services	1.6%	0.0%	1.6%
Consumer Staples	1.8%	‐0.5%	1.3%
Health Care	5.7%	‐4.5%	1.2%
ETF‐Index	1.2%	0.0%	1.2%
Materials	0.7%	0.0%	0.7%
Industrials	1.2%	‐8.1%	‐6.9%
Total Investments	75.9%	‐26.4%	49.5%

Annual Report | October 31, 2016	5

Clough Global Long/Short Fund	Portfolio Allocation

October 31, 2016 (Unaudited)

Country Allocation **	Long Exposure % TNA	Short Exposure % TNA	Net Exposure % TNA
United States	50.1%	‐8.1%	42.0%
China	3.4%	0.0%	3.4%
Other Emerging Markets	1.7%	0.0%	1.7%
Japan	1.4%	0.0%	1.4%
India	4.3%	‐0.3%	4.0%
Other Developed Markets	1.1%	‐0.3%	0.8%
Europe	1.6%	‐2.7%	‐1.1%
Multinational	12.2%	‐14.9%	‐2.7%
Total Investments	75.8%	26.3%	49.5%

**	Allocation summaries calculated as percent of total net assets using market value of cash traded securities, notional value of derivative contracts and excluding short-term investments and futures.

6	www.cloughglobal.com

Clough Global Long/Short Fund	Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2016 and held through October  31, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May  1, 2016 – October 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/16	Expense Ratio(a)(b)	Expenses Paid During period 5/1/2016 - 10/31/16(c)

Clough Global Long/Short Fund
Class A
Actual	$ 1,000.00	$ 1,007.50	2.80%	$14.13
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,011.06	2.80%	$14.15
Class C
Actual	$ 1,000.00	$ 1,004.30	3.46%	$17.43
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,007.74	3.46%	$17.46
Class I
Actual	$ 1,000.00	$ 1,009.70	2.43%	$12.28
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.92	2.43%	$12.30

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.95%, 2.60% and 1.60% for Class A, Class C and Class I respectively.
(b)	Annualized, based on the Fund's most recent fiscal half year expenses.
(c)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/366 (to reflect the half-year period).

Annual Report | October 31, 2016	7

Clough Global Long/Short Fund	Statement of Investments

October 31, 2016

	Shares	Value
COMMON STOCKS 70.99%
Consumer Discretionary 18.26%
Amazon.com, Inc.(a)	687	$542,606
Blue Nile, Inc.(b)	22,561	788,056
Byd Co., Ltd. - Class H(a)	29,000	190,702
Cable One, Inc.(b)	1,430	824,738
Charter Communications, Inc. - Class A(a)	2,936	733,677
DR Horton, Inc.(b)	13,608	392,319
IMAX Corp.(a)	23,260	703,615
Lennar Corp. - Class A(b)	9,901	412,773
Liberty Broadband Corp. - Class C(a)(b)	15,259	1,017,012
Liberty SiriusXM Group - Class C(a)	4,271	141,754
Liberty Ventures - Series A(a)(b)	6,452	257,435
Manchester United PLC - Class A	11,000	167,750
Monro Muffler Brake, Inc.(b)	4,300	236,500
PulteGroup, Inc.	19,600	364,560
Restoration Hardware Holdings, Inc.(a)	3,900	112,983
Service Corp. International	8,600	220,160
Signet Jewelers, Ltd.	2,575	209,245
Sony Corp.	7,100	227,549
TRI Pointe Group, Inc.(a)	25,700	278,331
Wayfair, Inc. - Class A(a)(b)	7,200	239,976
		8,061,741

Consumer Staples 0.86%
B&G Foods, Inc.	2,800	118,720
TreeHouse Foods, Inc.(a)	3,000	262,440
		381,160

Energy 15.08%
Anadarko Petroleum Corp.	6,100	362,584
Apache Corp.(b)	7,900	469,892
Concho Resources, Inc.(a)	3,450	437,943
Continental Resources, Inc.(a)	4,100	200,531
Devon Energy Corp.(b)	9,200	348,588
Diamondback Energy, Inc.(a)	2,700	246,483
Energen Corp.	4,400	220,572
EOG Resources, Inc.	4,800	434,016
Halliburton Co.	4,900	225,400
Helmerich & Payne, Inc.	3,500	220,885
Matador Resources Co.(a)	14,600	318,426
Nabors Industries, Ltd.	25,500	303,450
Newfield Exploration Co.(a)(b)	7,100	288,189
Parsley Energy, Inc. - Class A(a)	12,800	421,120
Patterson-UTI Energy, Inc.	13,700	307,976
Pioneer Natural Resources Co.	2,900	519,158
Range Resources Corp.	10,400	351,416
RSP Permian, Inc.(a)	4,700	169,670
	Shares	Value
Energy (continued)
Sanchez Energy Corp.(a)	15,500	$98,735
Southwestern Energy Co.(a)	20,400	211,956
The Williams Cos., Inc.	900	26,280
WPX Energy, Inc.(a)(b)	43,600	473,496
		6,656,766

Financials 9.17%
Ares Capital Corp.	50,800	777,240
Bank of America Corp.(b)	53,450	881,925
China Everbright, Ltd.	60,000	117,593
Citigroup, Inc.(b)	17,949	882,193
Credit Acceptance Corp.(a)	2,164	398,393
JPMorgan Chase & Co.	4,700	325,522
Radian Group, Inc.	8,400	114,156
Solar Capital, Ltd.	22,300	448,676
Solar Senior Capital, Ltd.	6,700	103,850
		4,049,548

Health Care 5.69%
Actelion, Ltd.	289	41,763
Aduro Biotech, Inc.(a)	7,400	79,550
Akorn, Inc.(a)	5,400	129,330
Alder Biopharmaceuticals, Inc.(a)	3,100	75,175
Allergan PLC(a)	320	66,861
Amsurg Corp.(a)	2,300	137,425
Biogen, Inc.(a)	345	96,662
BioMarin Pharmaceutical, Inc.(a)	800	64,416
Bristol-Meyers Squibb Co.	3,126	159,145
Cardiome Pharma Corp.(a)	54,000	149,040
Celgene Corp.(a)	800	81,744
Corindus Vascular Robotics, Inc.(a)	74,400	57,303
CRISPR Therapeutics AG(a)	9,800	178,850
Dermira, Inc.(a)	4,700	147,345
Gilead Sciences, Inc.	1,900	139,897
GW Pharmaceuticals PLC - ADR(a)	600	70,434
Intrexon Corp.(a)	6,000	156,600
Ophthotech Corp.(a)(b)	3,300	118,206
Otonomy, Inc.(a)	8,700	131,370
Puma Biotechnology, Inc.(a)	2,200	84,260
Shire PLC - ADR	700	118,048
TherapeuticsMD, Inc.(a)	16,000	91,840
Vertex Pharmaceuticals, Inc.(a)	1,800	136,548
		2,511,812

Industrials 0.89%
Macquarie Infrastructure Corp.	400	32,724
Rollins, Inc.(b)	9,400	289,708
ZTO Express Cayman, Inc. - ADR(a)	4,100	69,413
		391,845

8	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2016

	Shares	Value
Information Technology 11.74%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)	3,300	$335,577
Alphabet, Inc. - Class C(a)(b)	1,047	821,413
Apple, Inc.	1,740	197,560
Broadcom, Ltd.	2,025	344,817
Crown Castle International Corp.	1,800	163,782
Ellie Mae, Inc.(a)	1,900	201,191
Fabrinet(a)	5,600	212,576
Facebook, Inc. - Class A(a)(b)	2,309	302,456
HubSpot, Inc.(a)	1,800	94,410
LINE Corp. - Sponsored ADR(a)	2,400	97,104
MaxLinear, Inc. - Class A(a)	9,400	175,874
Microsoft Corp.	6,600	395,472
Monolithic Power Systems, Inc.	2,100	165,501
Nintendo Co., Ltd.	1,529	370,914
ON Semiconductor Corp.(a)	19,300	225,231
Samsung Electronics Co., Ltd.	231	330,880
ViaSat, Inc.(a)	3,100	219,046
WNS Holdings, Ltd. - ADR(a)	5,800	159,500
Yelp, Inc.(a)	11,300	369,058
		5,182,362

Materials 0.29%
Chr Hansen Holding A/S	2,160	129,361

Real Estate 7.46%
AGNC Investment Corp.	25,300	507,518
Annaly Capital Management, Inc.	19,900	206,164
Blackstone Mortgage Trust, Inc. - Class A	6,600	199,320
Community Healthcare Trust, Inc.	14,700	328,986
CYS Investments, Inc.	6,700	57,754
Iguatemi Empresa de Shopping Centers S.A.	11,400	107,179
Ladder Capital Corp.	10,300	130,604
MedEquities Realty Trust, Inc.(a)	35,200	407,968
MTGE Investment Corp.	15,700	267,685
PennyMac Mortgage Investment Trust	19,800	301,356
Starwood Property Trust, Inc.	21,600	480,384
Two Harbors Investment Corp.	35,900	299,047
		3,293,965

Telecommunication Services 1.55%
China Mobile, Ltd.	36,500	418,155
	Shares	Value
Telecommunication Services (continued)
T-Mobile US, Inc.	5,400	$268,542
		686,697

TOTAL COMMON STOCKS (Cost $29,286,759)		31,345,257

EXCHANGE TRADED FUNDS 1.22%
iShares® MSCI India ETF	6,400	185,856
WisdomTree India Earnings Fund	16,200	351,864
		537,720

TOTAL EXCHANGE TRADED FUNDS (Cost $531,631)		537,720

PARTICIPATION NOTES 0.85%
Consumer Discretionary 0.44%
Zhengzhou Yutong Bus Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017(c)	61,350	195,264

Consumer Staples 0.41%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(c)	3,825	179,618

TOTAL PARTICIPATION NOTES (Cost $326,992)		374,882

SHORT-TERM INVESTMENTS 21.05%
Money Market Fund 21.05%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.218% 7-day yield)	9,294,999	9,294,999

TOTAL SHORT-TERM INVESTMENTS (Cost $9,294,999)		9,294,999

Annual Report | October 31, 2016	9

Clough Global Long/Short Fund	Statement of Investments

October 31, 2016

	Shares	Value
Total Investments - 94.11%
(Cost $39,440,381)		$41,552,858

Other Assets in Excess of Liabilities - 5.89%(d)		2,598,614

NET ASSETS - 100.00%		$44,151,472

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (22.67%)
Consumer Discretionary (0.71%)
Beazer Homes USA, Inc.	(9,600)	(98,208)
Fiat Chrysler Automobiles NV	(29,239)	(214,088)
		(312,296)

Consumer Staples (0.53%)
Tyson Foods, Inc. - Class A	(3,300)	(233,805)

Energy (3.27%)
Atwood Oceanics, Inc.	(20,400)	(155,652)
Diamond Offshore Drilling, Inc.	(5,200)	(85,748)
Ensco PLC - Class A	(19,300)	(150,926)
Forum Energy Technologies, Inc.	(9,000)	(162,000)
National Oilwell Varco, Inc.	(16,100)	(516,810)
Noble Corp., PLC	(30,700)	(151,658)
Rowan Cos., PLC - Class A	(7,400)	(98,198)
Transocean, Ltd.	(12,600)	(121,086)
		(1,442,078)

Financials (3.37%)
Ally Financial, Inc.	(14,200)	(256,594)
American Express Co.	(8,400)	(557,928)
Capital One Financial Corp.	(3,100)	(229,524)
Deutsche Bank AG	(13,300)	(191,387)
Intesa Sanpaolo SpA	(20,715	(47,981)
Navient Corp.	(16,100)	(205,758)
		(1,489,172)

Health Care (2.62%)
AmerisourceBergen Corp.	(2,100)	(147,672)
ANI Pharmaceuticals, Inc.	(2,000)	(119,400)
Bruker Corp.	(4,600)	(94,254)
Eli Lilly & Co.	(3,600)	(265,824)
Express Scripts Holding Co.	(2,000)	(134,800)
Lannett Co., Inc.	(4,200)	(91,980)
Mallinckrodt PLC	(2,300)	(136,298)
McKesson Corp.	(800)	(101,736)
ResMed, Inc.	(1,100)	(65,747)
		(1,157,711)
SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Industrials (8.06%)
The Boeing Co.	(6,500)	$(925,795)
Carillion PLC	(29,000)	(89,131)
Caterpillar, Inc.	(11,020)	(919,729)
Deutsche Lufthansa AG	(8,748)	(111,828)
Emerson Electric Co.	(8,000)	(405,440)
Jacobs Engineering Group, Inc.	(1,900)	(98,002)
Metso OYJ	(8,893)	(233,319)
Sandvik AB	(26,177)	(297,645)
Sembcorp Industries, Ltd.	(72,100)	(131,114)
United Rentals, Inc.	(3,300)	(249,678)
WW Grainger, Inc.	(473)	(98,441)
		(3,560,122)

Information Technology (4.11%)
Accenture PLC - Class A	(2,500)	(290,600)
First Data Corp. - Class A	(8,850)	(123,812)
Infosys Technologies, Ltd. - Sponsored ADR	(9,400)	(143,444)
International Business Machines Corp.	(5,915)	(909,076)
Luxoft Holding, Inc.	(3,100)	(164,300)
Mobileye NV	(3,000)	(111,540)
NCR Corp.	(2,000)	(70,100)
		(1,812,872)

TOTAL COMMON STOCKS (Proceeds $10,367,871)		(10,008,056)

EXCHANGE TRADED FUNDS (3.65%)
Health Care Select Sector SPDR® Fund	(6,300)	(424,368)
SPDR® S&P® Biotech ETF	(6,900)	(387,435)
SPDR® S&P® Oil & Gas Exploration & Production ETF	(12,200)	(431,270)
VanEck Vectors® Oil Services ETF	(13,100)	(367,717)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,704,473)		(1,610,790)

TOTAL SECURITIES SOLD SHORT (Proceeds $12,072,344)		$(11,618,846)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for total return swap contracts and securities sold short. As of October 31, 2016, the aggregate market value of those securities was $4,901,956, representing 11.10% of net assets. (See Note 1)

10	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2016

(c)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2016, the aggregate market value of those securites was $374,882 or 0.85% of net assets.

(d)	Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS
Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	6	12/19/2016	$(715,913)	$15,429
				$(715,913)	$15,429
TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Morgan Stanley	Housing Development Finance Corp.	$156,883	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	$7,523
Morgan Stanley	ITC, Ltd.	226,334	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,527
Morgan Stanley	Ultratech Cement, Ltd.	152,448	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	22,711
		$535,665				$32,761

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Morgan Stanley	Axis Bank, Ltd.	$154,223	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	$(18,930)
Morgan Stanley	Hero MotoCorp, Ltd.	179,713	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	(9,445)
Morgan Stanley	Larsen & Toubro, Ltd.	151,478	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	(6,940)
Morgan Stanley	Mahindra & Mahindra, Ltd.	179,721	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	(12,532)
		665,135				(47,847)
		$1,200,800				$(15,086)

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
A/S - Aktieselskab, Joint Stock Company in Denmark bps - Basis Points
ETF -  Exchange Traded Fund
Ltd. - Limited
MSCI - Morgan Stanley Capital International
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company
PLC - Public Limited Company
S.A. - Generally designates corporations in various countries, mostly those employing the civil law
S&P - Standard & Poor's
SpA - Societa` Per Azioni is an Italian shared company
SPDR - Standard & Poor's Depositary Receipt

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	11

Clough Global Long/Short Fund	Statement of Assets and Liabilities

October 31, 2016

ASSETS:

Investments, at value (Cost ‐ see below)	$41,552,858
Cash	21,229
Foreign currency, at value (Cost $169,518)	168,447
Variation margin receivable	1,350
Deposit with broker for futures contracts	29,700
Deposit with broker for securities sold short and total return swap contracts	12,031,191
Unrealized appreciation on total return swap contracts	32,761
Dividends receivable	26,227
Interest receivable	1,033
Receivable for investments sold	3,479,835
Prepaid expenses and other assets	20,223
Due from Adviser	32,960
Total Assets	57,397,814

LIABILITIES:

Securities sold short (Proceeds $12,072,344)	11,618,846
Payable for investments purchased	1,376,393
Unrealized depreciation on total return swap contracts	47,847
Dividends payable ‐ short sales	22,800
Interest payable ‐ margin account	7,510
Accrued distribution and service fees	113
Accrued legal expense	87,661
Accrued administration fee	14,838
Accrued trustees fee	2,193
Other payables and accrued expenses	68,141
Total Liabilities	13,246,342
Net Assets	$44,151,472
Cost of Investments	$39,440,381

COMPOSITION OF NET ASSETS:

Paid‐in capital	$47,129,830
Accumulated net investment loss	(317,399)
Accumulated net realized loss	(5,225,288)
Net unrealized appreciation	2,564,329
Net Assets	$44,151,472
PRICING OF CLASS A SHARES:
Net Assets	$75,528
Shares outstanding of no par value, unlimited shares authorized	8,059
Net Asset Value, offering and redemption price per share	$9.37
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$9.92
PRICING OF CLASS C SHARES:
Net Assets	$73,262
Shares outstanding of no par value, unlimited shares authorized	7,843
Net Asset Value, offering and redemption price per share	$9.34
PRICING OF CLASS I SHARES:
Net Assets	$44,002,682
Shares outstanding of no par value, unlimited shares authorized	4,681,053
Net Asset Value, offering and redemption price per share	$9.40

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Operations

For the year ended October 31, 2016

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $4,939)	$517,703
Total Income	517,703

EXPENSES:

Investment advisory fee	579,057
Distribution and shareholder service fees:
Class A	119
Class C	572
Administration fee	72,878
Interest expense ‐ margin account	67,460
Trustees fee	101,187
Dividend expense ‐ short sales	319,381
Custodian fee	59,923
Audit & Tax Services fees	43,000
Legal fee	156,969
Offering costs expense	123,210
Printing fee	3,288
Insurance fee	25,823
Transfer agent fee	15,177
Other expenses	44,213
Total Expenses Before Waivers and/or Reimbursements	1,612,257
Less fees waived and/or reimbursed by Adviser:
Class A	(470)
Class C	(734)
Class I	(537,227)
Net Expenses	1,073,826
Net Investment Loss	(556,123)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(3,080,632)
Futures contracts	(68,704)
Securities sold short	(1,737,038)
Total return swap contracts	(103,767)
Foreign currency transactions	(12,525)
Net realized loss	(5,002,666)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	1,055,616
Futures contracts	6,905
Securities sold short	808,625
Total return swap contracts	(17,543)
Translation of assets and liabilities denominated in foreign currencies	(1,967)
Net change in unrealized appreciation	1,851,636
Net realized and unrealized loss	(3,151,030)
Net Decrease in Net Assets from Operations	$(3,707,153)

See Notes to the Financial Statements.

Annual Report | October 31, 2016	13

Clough Global Long/Short Fund	Statement of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Period Ended October 31, 2015(a)(b)

OPERATIONS:

Net investment loss	$(556,123)	$(41,745)
Net realized gain/(loss)	(5,002,666)	20,303
Net change in unrealized appreciation/(depreciation)	1,851,636	712,693
Net Increase/(Decrease) in Net Assets From Operations	(3,707,153)	691,251

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A
Net realized gains	(100)	–
Net Decrease in Net Assets from Distributions	(100)	–

Class C
Net realized gains	(96)	–
Net Decrease in Net Assets from Distributions	(96)	–

Class I
Net realized gains	(152,783)	–
Net Decrease in Net Assets from Distributions	(152,783)	–

CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from shares sold/proceeds from subscription in‐kind	52,168	25,994
Net asset value of shares issued in reinvestment of distributions to shareholders	100	–
Payments for shares redeemed, net of redemption fees	(48)	–
Net Increase in Net Assets From Class A Capital Share Transactions	52,220	25,994

Class C
Proceeds from shares sold	49,300	25,000
Net asset value of shares issued in reinvestment of distributions to shareholders	96	–
Net Increase in Net Assets From Class C Capital Share Transactions	49,396	25,000

Class I
Proceeds from shares sold/proceeds from subscription in‐kind	18,945,076	35,069,887
Net asset value of shares issued in reinvestment of distributions to shareholders	152,783	–
Payments for shares redeemed	(7,000,003)	–
Net Increase in Net Assets From Class I Capital Share Transactions	12,097,856	35,069,887

Total Increase in Net Assets	$8,339,340	$35,812,132

NET ASSETS:
Beginning of period	35,812,132	–
End of period*	$44,151,472	$35,812,132
*Includes accumulated net investment loss of:	$(317,399)	$(2,644)

(a)	Commencement of Operations September 30, 2015.
(b)
At and prior to October 31, 2015, the Fund presented realized gain/(loss) and unrealized appreciation/(depreciation) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund's change in net assets.

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.15)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.74)	0.32
Total from Investment Operations	(0.89)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	(0.04)	–
Total Distributions to Common Shareholders	(0.04)	–
Net asset value ‐ end of period	$9.37	$10.30

Total Investment Return ‐ Net Asset Value(b)	(8.68)%	3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$76	$27

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	4.23%	6.44	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.85%	2.67	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.57)%	(2.00	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.33%	5.72	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.95%	1.95	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.67)%	(1.28	)%(d)

PORTFOLIO TURNOVER RATE(e)	261%	22%

(a)	Per share amounts are based upon average shares outstanding.
(b)
Total investment return is for the period indicated and has not been annualized.  The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total investment return does not reflect the effect of sales charge.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	15

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.21)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.71)	0.32
Total from Investment Operations	(0.92)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	(0.04)	–
Total Distributions to Common Shareholders	(0.04)	–
Net asset value ‐ end of period	$9.34	$10.30

Total Investment Return ‐ Net Asset Value(b)	(8.97)%	3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$73	$26

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	4.78%	7.09	%(d)
Operating expenses including fee waivers/reimbursements(c)	3.50%	3.32	%(d)
Net investment loss including fee waivers/reimbursements(c)	(2.19)%	(2.66	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.88%	6.37	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.60%	2.60	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.29)%	(1.94	)%(d)

PORTFOLIO TURNOVER RATE(e)	261%	22%

(a)	Per share amounts are based upon average shares outstanding.
(b)
Total investment return is for the period indicated and has not been annualized.  The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total investment return does not reflect the effect of sales charge.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.30	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.74)	0.31
Total from Investment Operations	(0.86)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	(0.04)	–
Total Distributions to Common Shareholders	(0.04)	–
Net asset value ‐ end of period	$9.40	$10.30

Total Investment Return ‐ Net Asset Value(b)	(8.39)%	3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$44,003	$35,760

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.76%	5.62	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.50%	2.32	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.30)%	(1.66	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	2.86%	4.90	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.60%	1.60	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.40)%	(0.94	)%(d)

PORTFOLIO TURNOVER RATE(e)	261%	22%

(a)	Per share amounts are based upon average shares outstanding.
(b)
Total investment return is for the period indicated and has not been annualized.  The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2016	17

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Clough Funds Trust (the “Trust”) is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long‐term capital appreciation. The Fund currently offers three Classes of shares: Classes A, C and I.  Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of October 31, 2016, over 50% of the Fund is owned by affiliated parties. The Board of Trustees may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standard Codification (“ASC”) 946 – Investment Companies.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over‐the‐counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded.  In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board‐appointed fair valuation committee. Debt securities for which the over‐the‐counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (including short‐term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional‐size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

In accordance with ASC 820, a three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

18	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value.  The Fund recognizes transfers between the levels as of the end of the period in which the transfer occurred.  There were no transfers between Levels 1 and 2 during the year ended October 31, 2016.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$31,345,257	$–	$–	$31,345,257
Exchange Traded Funds	537,720	–	–	537,720
Participation Notes	–	374,882	–	374,882
Short‐Term Investments
Money Market Fund	9,294,999	–	–	9,294,999
TOTAL	$41,177,976	$374,882	$–	$41,552,858

Other Financial Instruments
Assets
Futures Contracts**	$15,429	$–	$–	$15,429
Total Return Swap Contracts**	–	32,761	–	32,761
Liabilities
Securities Sold Short
Common Stocks	(10,008,056)	–	–	(10,008,056)
Exchange Traded Funds	(1,610,790)	–	–	(1,610,790)
Total Return Swap Contracts**	–	(47,847)	–	(47,847)
TOTAL	$(11,603,417)	$(15,086)	$–	$(11,618,503)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts and futures contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the year ended October 31, 2016, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Offering Costs: The Fund incurred offering costs during the year ended October 31, 2016.  These offering costs, including fees for printing initial prospectuses, legal and registration fees, were amortized over the first twelve months from the inception date of the Fund.  The amount amortized during the year ended October 31, 2016 is shown on the Fund’s Statement of Operations.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.  Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required.  The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.  Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | October 31, 2016	19

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

Distributions to Shareholders: The Fund normally pays dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex‐dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense‐short sales are recorded on the ex‐dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the  individual  shares  on  a secondary  market.  Although similar  diversification  benefits  may  be achieved  through  an  investment  in  another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker‐dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The  Fund's  obligation  to  replace  the  borrowed  security  will  be  secured  by  collateral  deposited  with  the  broker‐dealer,  usually  cash,  U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

20	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for  an  equal  amount  of  the  security  sold  short  without  payment  of  further  compensation  (a  short  sale  against‐the‐box).  In  a  short  sale  against‐the‐box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against‐the‐box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps.  The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts.  A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be “long” under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty.

The Fund enters into such transactions for hedging and other appropriate risk‐management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Annual Report | October 31, 2016	21

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

Swaps: During the period, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

During the year ended October 31, 2016, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of October 31, 2016:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$15,429	(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	32,761
Total		$48,190
	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$47,847
Total		$47,847

(a)
Includes cumulative appreciation of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

The effect of derivatives instruments on the Fund’s Statement of Operations for the year ended October 31, 2016:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(68,704)	$6,905
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(103,767)	(17,543)
Total		$(172,471)	$(10,638)

The average futures contracts notional amount during the year ended October 31, 2016 is $(520,511).

The average total return swap contracts notional amount during the year ended October 31, 2016 is $398,227.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2016.

Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$32,761	$–	$32,761	$(32,761)	$–	$–
Total	$32,761	$–	$32,761	$(32,761)	$–	$–

Annual Report | October 31, 2016	23

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
Total Return Swap Contracts	$47,847	$–	$47,847	$(47,847)	$–	$–
Total	$47,847	$–	$47,847	$(47,847)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Statement of Investments.

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over‐the‐counter derivatives contract or the obligor of an obligation underlying an asset‐backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over‐the‐counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Fund to be subject to larger short‐term declines in value.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject  the  Fund  to  additional  risks  resulting  from  future  political  or  economic  conditions  and/or  possible  impositions  of  adverse  foreign governmental laws or currency exchange restrictions. Investments in securities of non‐U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the year ended October 31, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
October 31, 2016	$146,946	$6,033	$152,979
October 31, 2015	–	–	–

24	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may  differ from composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2016, certain differences were reclassified. These  differences  relate  primarily  to  the  differing  treatment  of  non‐deductible  offering  costs,  net  operating  losses  and  investment  in  short securities.

The reclassifications were as follows:

Undistributed Ordinary Income	Accumulated Capital Loss	Paid-in Capital
$241,368	$(32,564)	$(208,804)

Included in the amounts reclassified was a net operating loss offset to Paid‐in Capital of $80,577.

Ordinary and Capital Losses: Short‐term capital losses deferred to the year ending October 31, 2017 were $3,920,685.

The Fund elects to defer to the year ending October 31, 2017, late year ordinary losses in the amount of $290,835.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated net realized loss on investments	(3,920,685)
Net unrealized appreciation on investments	1,233,505
Other accumulated losses	(291,178)
Total	$(2,978,358)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of October 31, 2016, was  as follows:

Gross appreciation (excess of value over tax cost)	$2,483,805
Gross depreciation (excess of tax cost over value)	(1,702,152)
Net appreciation (excess of tax cost over value) of foreign currency and derivatives	451,852
Net unrealized appreciation	$1,233,505
Cost of investments for income tax purposes	$40,771,205

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales, passive foreign investment companies and investments in short securities.

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount.

Annual Report | October 31, 2016	25

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

	For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
Class A:
Beginning of period	2,600	–
Shares sold	5,454	2,600
Distributions reinvested	10	–
Shares redeemed	(5)	–
Net increase in shares outstanding	5,459	2,600
Shares outstanding, end of period	8,059	2,600
Class C:
Beginning of period	2,500	–
Shares sold	5,333	2,500
Distributions reinvested	10	–
Net increase in shares outstanding	5,343	2,500
Shares outstanding, end of period	7,843	2,500
Class I:
Beginning of period	3,472,903	–
Shares sold	1,899,988	3,472,903
Distributions reinvested	15,233	–
Shares redeemed	(707,071)	–
Net increase in shares outstanding	1,208,150	3,472,903
Shares outstanding, end of period	4,681,053	3,472,903

4.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short‐term securities, and Long Term U.S. Government obligations, for the year ended October 31, 2016, are listed in the table below.

Cost of Investments Purchased	Proceeds From Investments Sold
$98,187,598	$93,649,576

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee of 1.35% based on the Fund’s average daily net assets, paid monthly.  The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b‐1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.60% through September 30, 2017.  The Adviser is permitted to recover, on a class‐by‐class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Trustees.

As of October 31, 2016, the balances of future recoupable expenses were as follows:

	Expires in 2018	Expires in 2019	Total
Class A	$(85)	$(470)	$(555)
Class C	$(82)	$(734)	$(816)
Class I	$(83,042)	$(537,227)	$(620,269)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily net assets, paid monthly.

26	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2016

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”) (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Class A and Class C assets to pay fees in connection with the distribution and marketing of Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b-1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

Shareholder Services Plan for Class A Shares: The Fund has adopted a non-12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

6. AFFILIATED TRANSACTIONS

The Fund engaged in cross trades with an affiliate during the year ended October 31, 2016 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions from or to another registered investment company, or any account which is considered an affiliated account by reason of having a common investment adviser. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment or cash credit (to be used to purchase shares of the Fund involved) against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the year ended October 31, 2016 the Fund executed long transactions from a private fund for which the Adviser is the investment adviser in the amount of $3,205,239, and short securities transactions in the amount of $1,090,740.

7.  INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

8.  OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $4,000, plus $2,250 for each regular Board meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $2,250 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

Annual Report | October 31, 2016	27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Clough Global Long/Short Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Clough Global Long/Short Fund (constituting the Clough Funds Trust) (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Clough Global Long/Short Fund at October 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

December 23, 2016

28	www.cloughglobal.com

Clough Global Long/Short Fund	Additional Information

October 31, 2016 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

TAX DESIGNATIONS

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2015, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
Clough Global Long/Short Fund	21.93%	26.85%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Fund designates $6,033 as long-term capital gain dividends.

Annual Report | October 31, 2016	29

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Independent Trustees
Jeremy W. Deems 1976	Trustee	Since 2015	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	2
Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (10 funds); Financial Investors Trust (31 funds); Reaves Utility Income Fund (1 fund); and Elevation ETF Trust (2 funds).

James M. Maxwell 1954	Trustee	Since 2015	Mr. Maxwell is President of SPAD Associates (a private investigation and consulting company). Prior to joining SPAD Associates, he was the Vice President of Corporate Security for Credit Suisse from 2006 to 2008. Previously, he was a Special Agent with the Federal Bureau of Investigation from 1982 to 2006.	1	None
Clifford J. Weber 1963	Trustee	Since 2015	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015. Previously, Mr. Weber was the Executive Vice President – Head of Strategy and Product Development of NYSE Liffe U.S., a division of NYSE Euronext, from 2008 to 2013, and held various positions with the American Stock Exchange from 1990 to 2008.	1	Janus Detroit Street Trust (4 funds); Clayton Street Trust (3 funds); Elevation ETF Trust (2 funds).

30	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Edmund J. Burke 1961	Trustee and President	Since 2015	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”), a wholly-owned subsidiary of DST Systems, Inc. (“DST”), (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Mr. Burke is an “interested person” because of his positions with APSD and its affiliates.	5
Mr. Burke is a Trustee/Director of Financial Investors Trust (31 funds); Liberty All-Star Equity Fund (1 fund); Liberty All-Star Growth Fund, Inc. (1 fund); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1fund).

James E. Canty 1962	Trustee and Chairman	Since 2015	Mr. Canty is a founding partner, President and Portfolio Manager for the Adviser and a member of the Board of Directors of Clough Offshore Fund, Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University, Brilliant Light Power, Inc. and Razia’s Ray of Hope. Mr. Canty is a Certified Public Accountant. Mr. Canty is an “interested person” because of his positions with the Adviser.	4	Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1fund).

Annual Report | October 31, 2016	31

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers
Patrick D. Buchanan 1972	Treasurer	Since 2015
Mr. Buchanan is Vice President of ALPS Advisors, Inc. Mr. Buchanan joined ALPS in 2007. Mr. Buchanan is also Treasurer of ALPS ETF Trust, ALPS Variable Insurance Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.

Abigail J. Murray 1975	Secretary	Since 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, RiverNorth Opportunities Fund, Inc., and Assistant Secretary of Principal Real Estate Income Fund, Elevation ETF Trust, Liberty All-Star Equity Income Fund and Liberty All-Star Growth Fund, Inc.

Melanie Zimdars 1976	Chief Compliance Officer (“CCO”)	Since 2016
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Ms. Zimdars is also the CCO of Broadview Funds Trust, Elkhorn ETF Trust, ALPS Series Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

Alan Gattis 1980	Assistant Treasurer	Since 2016
Mr. Gattis joined ALPS in 2011, and is currently Vice President and Fund Controller. Prior to ALPS Mr. Gattis served as Audit Manager, Spicer Jeffries LLP, from 2009 through 2011 and Auditor, PricewaterhouseCoopers LLP, from 2004 through 2009. Mr. Gattis also serves as Assistant Treasurer of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Griffin Institutional Access Real Estate Fund, Stadion Funds, and Centaur Mutual Funds Trust.

Jennifer Craig 1973	Assistant Secretary	Since 2016
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Legal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, ALPS Series Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.

32	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Sareena Khwaja-Dixon 1980	Assistant Secretary	Since 2016
Ms. Khwaja-Dixon joined ALPS in August 2015 and is  currently Senior Counsel and Vice President of ALPS Fund  Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon  served as a Senior Paralegal/Paralegal for Russell  Investments (2011 – 2015). Because of her position with  ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust  as defined under the 1940 Act. Ms. Khwaja-Dixon is also  Secretary of Stadion Investment Trust, Liberty All-Star  Equity Fund, Liberty All-Star Growth Fund, Inc., and  Assistant Secretary of Clough Global Dividend and Income  Fund, Clough Global Equity Fund, Clough Global  Opportunities Fund and ALPS Variable Investment Trust.

*
All communications to Trustees and Officers may be directed to Clough Funds Trust c/o 1290 Broadway, Suite 1100, Denver, Colorado 80203, except for Mr. Canty. For Mr. Canty, all communications may be sent to Clough Capital Partners L.P., One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

**	This is the year the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1 -855 -425 -6844.

Annual Report | October 31, 2016	33

Clough Global Long/Short Fund	Privacy Policy

October 31, 2016 (Unaudited)

FACTS	WHAT DOES THE CLOUGH GLOBAL LONG/SHORT FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social security number and income;
● Account balances and transaction history;
● Assets and investment experience.
HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share such information; and whether you can limit this sharing

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes–such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes–to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes–information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 855.425.6844 or go to www.cloughglobalfunds.com.

WHO WE ARE
Who is providing this notice?	Clough Global Long/Short Fund
WHAT WE DO
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you open an account, provide account information or give us your contact information, make a wire transfer or deposit money
Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes — information about your creditworthiness
Why can’t I limit all sharing?	● affiliates from using your information to market to you
● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

34	www.cloughglobal.com

Clough Global Long/Short Fund	Privacy Policy

October 31, 2016 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates
● The Fund does not share with non-affiliates so they can market to you.
A formal agreement between non-affiliated financial companies that together market financial products or services to you.
Joint marketing
● The Fund does not jointly market.
Other Important Information
California Residents
If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents
The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | October 31, 2016	35

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the Clough Global Long/Short Fund.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referenced in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referenced in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Jeremy Deems, as the registrant’s “Audit Committee Financial Experts.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: For the registrant’s fiscal year ended October 31, 2016 and fiscal period ending October 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $30,000 and $30,000, respectively.

(b)
Audit-Related Fees: For the registrant’s fiscal year ended October 31, 2016 and fiscal period ending October 31, 2015, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees: For the registrant’s fiscal year ended October 31, 2016 and fiscal period ending October 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $13,000 and $13,000, respectively. The fiscal period’s tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)
All Other Fees: For the registrant’s fiscal year ended October 31, 2016 no fees were billed to registrant by the principal accountant for services rendered and for the fiscal period ending October 31, 2015, $10,000 in fees were billed to registrant by the principal accountant in connection with the registrant’s seed capital audit.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee or to its delegate as provided in the Audit Committee Charter.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $0 and $0 in the fiscal year ended October 31, 2016 and fiscal period ending October 31, 2015, respectively, other than those fees set forth in response to paragraph (c) of this Item.

(h)
The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

 Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable to the registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)
The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 9, 2017

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer/Principal Financial Officer

Date:	January 9, 2017